OTHER PROVISIONS	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions [abstract]
OTHER PROVISIONS
NOTE 36: OTHER PROVISIONS

	Provisions for financial commitments and guarantees	Regulatory and legal provisions	Other	Total
	£m	£m	£m	£m
At 1 January 2021	459	642	814	1,915
Exchange and other adjustments	(2)	31	(12)	17
Provisions applied	—	(817)	(278)	(1,095)
(Release) charge for the year	(257)	1,300	212	1,255
At 31 December 2021	200	1,156	736	2,092
Provisions for financial commitments and guarantees
Provisions are recognised for expected credit losses on undrawn loan commitments and financial guarantees. See also note 18.
Regulatory and legal provisions
In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2021 the Group charged a further £1,300 million in respect of legal actions and other regulatory matters, including a charge in respect of HBOS Reading, a charge of £91 million for the FCA fine in relation to the past communication of historical home insurance renewals and charges for other legacy programmes.
The unutilised balance at 31 December 2021 was £1,156 million (31 December 2020: £642 million). The most significant items are as follows.
HBOS Reading – review
The Group completed its compensation assessment for those within the Customer Review in 2019 with more than £109 million of compensation paid, in addition to £15 million for ex-gratia payments and £6 million for the reimbursement of legal fees. The Group is now applying the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel (the Foskett Panel), an extension of debt relief and a wider definition of de facto directors. The appeal process for the further assessment of debt relief and de facto director status is now nearing completion. Further details of the Foskett Panel were announced on 3 April 2020 and the Foskett Panel's full scope and methodology was published on 7 July 2020. The Foskett Panel’s stated objective is to consider cases via a non-legalistic and fair process and to make their decisions in a generous, fair and common sense manner, assessing claims against an expanded definition of the fraud and on a lower evidential basis.
Following the emergence of the first outcomes of the Foskett Panel through 2021, the Group has charged a further £790 million in the year ended 31 December 2021, of which £600 million was recognised in the fourth quarter. This includes operational costs in relation to Dame Linda Dobbs' review, which is considering whether the issues relating to HBOS Reading were investigated and appropriately reported by the Group during the period from January 2009 to January 2017, and other programme costs. A significant proportion of the fourth quarter charge relates to the estimated future awards from the Foskett Panel. To date the Foskett Panel has shared outcomes on a limited subset of the total population which covers a wide range of businesses and different claim characteristics. The estimated awards provision recognised is therefore materially dependent on the assumption that the limited number of awards to date are representative of the full population of cases. The 2021 charge increases the lifetime cost to £1,225 million. The final outcome could be significantly different from the current provision once the re-review is concluded by the Foskett Panel. There is no confirmed timeline for the completion of the Foskett Panel re-review process. The Group is committed to implementing Sir Ross's recommendations in full.
Payment protection insurance
The Group has made provisions for PPI costs over a number of years totalling £21,960 million. Good progress continues to be made towards ensuring operational completeness, ahead of an orderly programme close. At 31 December 2021, a provision of £22 million remained outstanding (excluding amounts related to MBNA), with total cash payments of £179 million during the year.
In addition to the above provision, the Group continues to challenge PPI litigation cases, with mainly legal fees and operational costs associated with litigation activity recognised within regulatory and legal provisions, including a charge in the fourth quarter. PPI litigation remains inherently uncertain, with a number of key Court judgments due to be delivered in 2022.
Arrears handling related activities
To date the Group has provided a total of £1,026 million for arrears handling activities. The unutilised balance at 31 December 2021 was £26 million.
Customer claims in relation to insurance branch business in Germany
The Group continues to receive claims from customers in Germany relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers of claims received from customers in Austria and Italy. The Group provided a further £21 million in the year to 31 December 2021, bringing the total provided to date to £695 million. Utilisation of the provision was £29 million in the year to 31 December 2021. The remaining unutilised provision as at 31 December 2021 was £85 million. The ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.
Other
Following the sale of TSB Banking Group plc, the Group raised a provision of £665 million in relation to various ongoing commitments in respect of the divestment. At 31 December 2021, a provision of £90 million remained unutilised; the Group expects the majority of the remaining provision to be utilised in the next twelve months and the provision to be fully utilised by 31 December 2025.
The Group carries provisions of £114 million in respect of dilapidations, rent reviews and other property-related matters. Provisions are also made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes committed to the expenditure; at 31 December 2021 provisions of £189 million (31 December 2020: £198 million) were held.
The Group carries provisions of £94 million (2020: £112 million) for indemnities and other matters relating to legacy business disposals in prior years. Whilst there remains significant uncertainty as to the timing of the utilisation of the provisions, the Group expects the majority of the remaining provisions to have been utilised by 31 December 2026.